SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 8, 2000

                        COMMISSION FILE NUMBER:__________



Delaware                     USA Biomass Corporation                  33-0329559
(State or other            (Exact name of registrant as         (I.R.S. Employer
jurisidiction of            specified in  its charter)       Identification No.)
incorporation or
 organization)


7314 Scout Avenue, Bell Gardens, California                                90201
(Address of principal executive offices)                              (Zip Code)


                                 (562) 928-9900
              (Registrant's telephone number, including area code)


      AMCOR Capital Corporation, 52300 Enterprise Way, Coachella, CA 92236
         (Former name or former address, if changed since last report)




                              Thomas E. Stepp, Jr.
                              Stepp & Beauchamp LLP
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010

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                      Index to Exhibits specified on Page 3


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ITEM 5. OTHER EVENTS

     On April 8, 2000, the Board of Directors of USA Biomass Corporation, a Delaware corporation (the "Company") agreed to grant Robert A. Wright a leave of absence from the service of the Company as President of the Company for a period not less than 3 months nor more than 1 year from April 8, 2000; and, therefore, the office of President of the Company was declared vacant and such vacancy shall remain for that period.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          USA BIOMASS CORPORATION


DATED:  April 17, 2000              By:   /s/
                                    Fred H. Behrens, Chief Executive Officer and
                                    Chairman of the Board of Directors


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INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(27) FINANCIAL DATA SCHEDULE

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     Not applicable.


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